Portland General Electric Earnings Conference Call Second Quarter 2017 Exhibit 99.2

Cautionary Statement Information Current as of July 28, 2017 Except as expressly noted, the information in this presentation is current as of July 28, 2017 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding the expected recovery of capital costs for the Carty Generating Station; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward- looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8-K and 10-Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership Presenting Today Jim Lobdell Senior VP of Finance, CFO & Treasurer Jim Piro President & CEO On Today's Call • Financial performance • Operational update • Economy and customers • 2016 Integrated Resource Plan (IRP) • 2018 General Rate Case • Financial Update • Guidance 3

Second Quarter 2017 Earnings Results NI in millions Q2 2016 Q2 2017 Net Income $37 $32 Diluted EPS $0.42 $0.36 2016 Diluted EPS $2.16 2017E Diluted EPS $2.20 - $2.35 4 Q1 Q1 Q2 Q3 Q4 Q2 Q3-Q4 $1.02 - $1.17

Accomplishments and operational update Generating Plant Availability of 87% 5 Top Quartile Customer Satisfaction No. 1 renewable power program: • Number of customers • MWh sold • Participation rate • Sales rate 9th in the nation for energy-efficiency TQS Research, Inc. and Market Strategies International National Renewable Energy Laboratory American Council for an Energy-Efficient Economy

• Economic fundamentals of our service area remain strong. • June unemployment rates in our service area of 3.2 percent and in Oregon of 3.7 percent were historic lows and beat the U.S. rate of 4.4 percent.1 • Oregon ranked second in the nation with 2016 GDP growth of 3.3 percent.2 • Average residential customer count increased approximately 1.3 percent over the past year. • Weather-adjusted 2017 energy deliveries forecasted to decrease by 0 to 1 percent, with long-term positive annual growth of 1 percent.3 Economic Update 1. State of Oregon Employment Department 2. U.S. Bureau of Economic Analysis 3. Net of approximately 1.5 percent of energy efficiency 6

Carty Generation Station update 7 Carty Generating Station, our 440 MW natural gas baseload plant near Boardman, Ore. • Carty plant in-service, including AFDC, as of 6/30/2017: $635M • Estimated timeframe to complete litigation: 2-4 years • Hearing scheduled for Oct. 31 to determine whether the lawsuit is arbitrable in the ICC's International Court of Arbitration • Filed for a rehearing with the Ninth Circuit, requesting review by all sitting Ninth Circuit judges

2016 Integrated Resource Plan • A flexible, balanced plan that reflects our commitment to a low-carbon future and in keeping with the Oregon Clean Electricity Plan • Process includes continuing dialog with OPUC staff and stakeholders • Productive bilateral negotiations have resulted in several options identified to meet capacity need Areas of Focus • Energy efficiency (135 MWa) and demand-side actions (77 MW) • Investment/acquisition of renewables (175 MWa) to meet Oregon Clean Electricity Plan — IRP will position PGE to comply with 27% RPS requirements by 2025 • Filling up to approximately 561 MW capacity deficit to ensure reliability 8 IRP filed with commission Decision from OPUC expected RFP bidding process may commence Expected to reach decision on RFPs Nov. 2016 August 2017 2nd Half 2017 2018

2018 General Rate Case filed Feb. 28 Key drivers: Investments in the system to keep it safe, reliable and secure Includes: • Replacing assets at the end of their useful life • Strengthening the system to better prepare for storms, earthquakes, cyberattacks and other potential threats • Investments in operational changes to integrate more renewable resources and enhance system reliability Timeline: • Q2 2017: Several rounds of settlement discussions completed with agreement reached on some key issues; focus is now on remaining items • Aug. 3-4: Settlement conference • End of December: Final order expected from the commission • Jan. 1, 2018: New prices anticipated to go into effect 9

Second Quarter Financial Results Q2 2016 Q2 2017 Retail Revenue Power Costs Generation, Transmission and Distribution Administrative and General $ in millions Other Misc Items 10 AFDC Equity $(5) D&A $(2) Other Items $(3)

Second Quarter Earnings Bridge Q2 2016 Q2 2017 Gross Margin Wind Storm Service Restoration PTCs Plant Maintenance 11 Carty A&G Weather $0.08 Decoupling $0.03 Earnings per diluted share

Capital Planning Current Capital Outlook Investments include: • Upgrades and replacement of aging generation, transmission and distribution • Strengthening the power grid for earthquakes, cyber attacks and other potential threats • New customer information systems and technology tools (1) Includes approximately $300 million of ongoing capital plus Board approved investments in resiliency for 2017 and 2018. PGE continues to evaluate its need for additional resiliency investments and will update this forecast as appropriate. $550 $453 12 (1)

Liquidity and Financing Total Liquidity as of 06/30/2017 (in millions) Credit Facilities $ 720 Commercial Paper — Letters of Credit $ (56) Cash $ 33 Available $ 697 Ratings S&P Moody's Senior Secured A- A1 Senior Unsecured BBB A3 Commercial Paper A-2 Prime-2 Outlook Stable Stable ($ in millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 First Mortgage Bonds - - Plan to issue ~$300 Bank Loan - - - $150 maturing 13

Guidance and Assumptions 2017 EPS Guidance: $2.20 - $2.35 • Retail deliveries decline between zero and one percent, weather -adjusted; • Normal hydro conditions for the remainder of the year based on the current hydro forecast; • Wind generation for the remainder of the year based on 5 years of historic levels or forecast studies when historical data is not available; • Normal thermal plant operations for the remainder of the year; • Depreciation and amortization expense between $340 and $350 million; and • Revised operating and maintenance costs between $555 to $575 million driven by increased distribution costs 14

Maintain high level of operational excellence Work collaboratively with all our stakeholders to obtain acknowledgement of our 2016 Integrated Resource Plan and associated action plan Achieve a fair and reasonable result on our 2018 General Rate Case 2017 Key Initiatives 15